UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021 (September 28, 2021)

JACKSAM CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number: 033-33263

Nevada	46-3566284
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

4440 Von Karman Avenue Suite 220 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code (800) 605-3580

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	JKSM

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2021, Jacksam Corporation (the “Company”) announced the appointment of Steven Duo as Chief Financial Officer, effective October 1, 2021. Prior to joining the Company as Controller in September 2019, Mr. Duo was a portfolio manager at a Southern California based Family Office, where he managed the investments for an ultra-high-net-worth family. Prior to that, he was a M&A consultant at Ernst & Young. Prior to Ernst & Young, he was an equity research associate at Susquehanna International Group, a global investment company on Wall Street. Mr. Duo holds an MBA degree from University of California, Irvine and a B.A. degree from Capital Normal University.

On September 28, 2021, Michael Sakala, former Chief Financial Officer, notified the Company of his decision to resign effective September 28, 2021. Mr. Sakala remains as a consultant of the Company.

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2021, the Company entered into a Revenue Loan and Security Agreement (the “Agreement”) with Decathlon Alpha IV, L.P. (“Decathlon” or the “Lender”). The amount of the facility is $1,000,000, which can be used for:

•	Paydown of existing debt

•	Working capital

•	General corporate purposes

Upon drawing from the facility and continuing thereafter until maturity or earlier prepayment in full, the Company shall pay to the Lender, on the 15th day of each month, an amount equal to the product of (i) all revenue of the Company for the immediately preceding month multiplied by (ii) an applicable revenue percentage.

Carter Terry & Company acted as the exclusive financial advisor for the transaction.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

EXHIBITS

Exhibit No.	Exhibit
N/A

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSAM CORPORATION

Dated: October 1, 2021	By:	/s/ Mark Adams
	Name:	Mark Adams
	Title:	Chief Executive Officer

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